Exhibit 4.19

                              CERTIFICATE OF TRUST
                                       OF
                          STATE STREET CAPITAL TRUST IV

      This Certificate of Trust of State Street Capital Trust IV (the "Trust"), dated March 31, 2000, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. ss. 3801 et seq.).

            (a) Name. The name of the business trust being formed hereby is State Street Capital Trust IV.

            (b) Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is Bank One Delaware, Inc., Three Christiana Center, 201 North Walnut Street, Wilmington, Delaware 19801.

            (c) Effective Date. This Certificate of Trust shall be effective as of March 31, 2000.

      IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                          BANK ONE TRUST COMPANY, N.A. (as
                                          successor in interest to The First
                                          National Bank of Chicago),
                                          as Trustee

                                          By:/s/ Sandra L. Caruba
                                             ----------------------------
                                             Name: Sandra L. Caruba
                                             Title: Vice President


                                          BANK ONE DELAWARE, INC.,
                                            as Trustee

                                          By:/s/ Sandra L. Caruba
                                             ----------------------------
                                             Name: Sandra L. Caruba
                                             Title: Vice President
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                                                     Ward A. Spooner,
                                                       as Administrative Trustee
                                                     /s/ Ward A. Sponner
                                                     ---------------------------


                                                     James E. Murphy,
                                                       as Administrative Trustee
                                                     /s/ James E. Murphy
                                                     ---------------------------


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